UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

Nuvectra Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37525	30-0513847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5830 Granite Parkway, Suite 1100,

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(214) 474-3107

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	NVTRQ	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01     Regulation FD Disclosure.

Monthly Operating Report

As previously disclosed, on November 12, 2019, Nuvectra Corporation (the “Company”) filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the “Chapter 11 Case”) in the U.S. Bankruptcy Court for the Eastern District of Texas (the “Bankruptcy Court”). The Chapter 11 Case is being administered under the caption In re Nuvectra Corporation, Case No. 19-43090.

On January 15, 2020, the Company filed with the Bankruptcy Court a monthly operating report for the month ended December 31, 2019 (the “Monthly Operating Report”). The Monthly Operating Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding the Monthly Operating Report

Investors and potential investors should not place undue reliance on the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. The financial information in the Monthly Operating Report was not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures. The Monthly Operating Report also contains information for a period which is different from the historical periods required in the Company’s reports under the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or its reports under the Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results and information set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 8.01     Other Events.

Approval of Sales Process Bidding Procedures

In the Chapter 11 Case, the Company is conducting a sales process to sell the assets of the Company to one or more bidders under the supervision of the Bankruptcy Court pursuant to Section 363 of the U.S. Bankruptcy Code. On January 13, 2020, the Bankruptcy Court entered an order approving, among other things, the bidding procedures to be used in connection with the sale of the Company’s assets (the “Order”). In accordance with the Order, the Company will conduct an auction on February 27, 2020, commencing at 10:00 a.m. CT, at the offices of Norton Rose Fulbright US LLP, 2200 Ross Avenue, Suite 3600, Dallas, Texas 75201, to determine the highest or otherwise best Qualified Bid (as defined in the Order). In order to participate in the auction, a bidder must submit a Qualified Bid to the Company in writing no later than February 24, 2020 at 5:00 p.m. CT. The Bankruptcy Court is scheduled to conduct a sale hearing to approve a sale of the Company’s assets on March 6, 2020 at 10:00 a.m. CT, and the Order provides that the sale of the assets is scheduled to close no later than March 19, 2020.

Stalking Horse Protections

The Company may select a Qualified Bid as a “stalking horse” bid. The Order provides that if a stalking horse bidder executes a purchase agreement on or before February 7, 2020, the stalking horse bidder is entitled to receive deal protections consisting of (i) reimbursement of reasonable out-of-pocket expenses, subject to an aggregate cap of $250,000, and (ii) payment of a break-up fee equal to 3.0% of the cash purchase price set forth in the stalking horse bidder’s Qualified Bid.

The above summary does not purport to be complete and is qualified in its entirety to the text of the Order, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Additional Information Regarding the Chapter 11 Case

Filings with the Bankruptcy Court related to the Chapter 11 Case are available electronically at http://www.kccllc.net/nuvectra. Information contained on, or that can be accessed through, such website or the Bankruptcy Court is not part of this Current Report on Form 8-K, and the Company disclaims liability for any such information.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and therefore they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and may be outside of the Company’s control. The Company’s performance may differ materially from those indicated in the forward-looking statements, and you should not rely on any of these forward-looking statements. Any forward-looking statement made by the Company is based only on information currently available to the Company and speaks only as of the date on which it is made. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Case; (ii) whether the Chapter 11 Case will enable to Company to sell its assets in an orderly manner (including whether any Qualified Bids will be submitted and whether any sale of the Company’s assets will be consummated by the closing deadline set by the Bankruptcy Court); (iii) the effects of the Chapter 11 Case on the Company and the interests of the Company’s creditors, equityholders and other stakeholders; (iv) the length of time the Company will operate under the Chapter 11 Case; (v) risks associated with third party motions in the Chapter 11 Case; and (vi) potential adverse effects of the Chapter 11 Case proceedings on the Company’s cash position and continuing operations. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

99.1	Monthly Operating Report for the month ended December 31, 2019 as filed with the Bankruptcy Court on January 15, 2020
99.2	Order as entered by the Bankruptcy Court on January 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVECTRA CORPORATION

Date: January 15, 2020	/s/ Jennifer J. Kosharek
Jennifer J. Kosharek
Chief Financial Officer